Exhibit 99.1
News

Media Contact Information: Sandy Pound Thermo Fisher Scientific	Investor Contact Information: Rafael Tejada Thermo Fisher Scientific
Phone: 781-622-1223	Phone: 781-622-1356
E-mail: sandy.pound@thermofisher.com	E-mail: rafael.tejada@thermofisher.com
Thermo Fisher Scientific Reports Second Quarter 2026 Results

Revenue Grew 10% Including 5% Organic Revenue Growth

Grew GAAP Diluted EPS 9% and Adjusted EPS 13%

Customer Activity Across Our End Markets Continued to Strengthen

WALTHAM, Mass. (July 23, 2026) – Thermo Fisher Scientific Inc. (NYSE: TMO), the world leader in serving science, today reported its financial results for the second quarter ended June 27, 2026.

Second Quarter Highlights

•Second quarter revenue grew 10% to $11.99 billion
•Second quarter GAAP diluted earnings per share (EPS) grew 9% to $4.68
•Second quarter adjusted EPS grew 13% to $6.03

“We delivered outstanding performance in the second quarter, reflecting the strength of our proven growth strategy, our team’s excellent execution and the power of our PPI Business System,” said Marc N. Casper, chairman and chief executive officer of Thermo Fisher Scientific. “Our end markets continue to strengthen and we're making great progress enhancing our capabilities, and further advancing our trusted partner status with customers, leading to continued share gain.”

Casper added, “At the halfway point of the year, we are well positioned to deliver a great 2026 and build an even brighter future for our company.”

Growth Strategy and Capital Deployment

•Advanced our proven growth strategy, launching a range of high-impact, innovative new products during the quarter. At the American Society for Mass Spectrometry conference, we introduced next-generation Orbitrap platforms with AI-driven analytics. Highlights include the Thermo Scientific™ Orbitrap™ Tribrid™ Apex Mass Spectrometer, which enables researchers to study complex biology across multiomics, structural biology, biopharma characterization and small-molecule analysis on a single system, and the Thermo Scientific™ Orbitrap™ Excedion™ Mass Spectrometer, which enables scientists to identify hard-to-detect molecules in drug development, reducing risk and accelerating time to market. We also introduced the Applied Biosystems™ PowerFlex™ Thermal Cycler, a next-generation PCR system designed to improve workflow flexibility, speed and reproducibility for molecular biology laboratories.

•Strengthened our industry-leading commercial engine and deepened our trusted partner status with customers. During the quarter, we opened our flagship U.S. Bioprocess Design Center in Plainville, Massachusetts, expanding our global network of collaborative innovation hubs enabling pharma and biotech customers to accelerate drug development and optimize manufacturing. We also announced a strategic collaboration with Precision Health Research, Singapore to support the PRECISE-SG100K population health study, leveraging our integrated proteomics capabilities, including Olink® technology and the Thermo Scientific™ Orbitrap™ Astral™ mass spectrometry system, to advance precision medicine.

•Continued to successfully execute our capital deployment strategy. During the quarter, we announced the divestiture of our microbiology business and repurchased $1.0 billion of stock.

Financial Results

Revenue for the second quarter of 2026 grew 10% to $11.99 billion, versus $10.85 billion in the same quarter of 2025. Organic revenue growth was 5%.

GAAP Earnings Results

GAAP diluted EPS in the second quarter of 2026 was $4.68, 9% growth versus the second quarter of 2025. GAAP operating income for the second quarter of 2026 was $2.09 billion, 14% higher than the year-ago quarter. GAAP operating margin was 17.4%, compared with 16.9% in the second quarter of 2025.

Non-GAAP Earnings Results

Adjusted EPS for the second quarter of 2026 was $6.03, 13% growth versus the second quarter of 2025. Adjusted operating income for the second quarter of 2026 was $2.73 billion, 15% higher than the year-ago quarter. Adjusted operating margin was 22.8%, compared with 21.9% in the second quarter of 2025.

Annual Guidance for 2026

The company will provide updated 2026 financial guidance during its earnings conference call this morning at 8:30 a.m. Eastern Time.

Use of Non-GAAP Financial Measures

Adjusted EPS, adjusted net income, adjusted operating income, adjusted operating margin, free cash flow, and organic revenue growth are non-GAAP measures that exclude certain items detailed after the tables that accompany this press release, under the heading “Supplemental Information Regarding Non-GAAP Financial Measures.” The reconciliations of GAAP to non-GAAP financial measures are provided in the tables that accompany this press release.

Note on Presentation

Certain amounts and percentages reported within this press release are presented and calculated based on underlying unrounded amounts. As a result, the sum of components may not equal corresponding totals due to rounding.

Conference Call

Thermo Fisher Scientific will hold its earnings conference call today, July 23, 2026, at 8:30 a.m. Eastern Time. During the call, the company will discuss its financial performance, as well as future expectations.

The call will be webcast live on the “Investors” section of our website, www.thermofisher.com. You can access the conference call by dialing (833) 461-5787 within the U.S. or +1 (585) 542-9983 outside the U.S. The access code is 835035800.

The earnings press release and related information can also be found on the Investor Relations section of our website, under the heading “Financials”. A replay of the call will be available under “News, Events & Presentations” through Tuesday, October 20, 2026.

About Thermo Fisher Scientific

Thermo Fisher Scientific Inc. is the world leader in serving science, with annual revenue over $45 billion. Our Mission is to enable our customers to make the world healthier, cleaner and safer. Whether our customers are accelerating life sciences research, solving complex analytical challenges, increasing productivity in their laboratories, improving patient health through diagnostics or the development and manufacture of life-changing therapies, we are here to support them. Our global team delivers an unrivaled combination of innovative technologies, purchasing convenience and pharmaceutical services through our industry-leading brands, including Thermo Scientific, Applied Biosystems, Invitrogen, Gibco, Fisher Scientific, Unity Lab Services, Patheon and PPD. For more information, please visit www.thermofisher.com.

Safe Harbor Statement

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers' capital spending policies and government funding policies; the effect of economic and political conditions and exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; any natural disaster, public health crisis or other catastrophic event; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent or pending acquisitions, may not materialize as expected. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in our most recent reports on Form 10-K and Form 10-Q under the heading “Risk Factors.” These filings are on file with the SEC and available in the “Investors” section of our website under the heading “SEC Filings.” These forward-looking statements are based on our current expectations and speak only as of the date of this press release. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, in the event of new information, future developments or otherwise.

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Condensed Consolidated Statements of Income (unaudited)
	Three months ended
	June 27,	% of	June 28,	% of
(Dollars in millions except per share amounts)	2026	Revenues	2025	Revenues
Revenues	$11,994		$10,855
Costs and operating expenses:
Cost of revenues (a)	7,051	58.8%	6,378	58.8%
Selling, general and administrative expenses (b)	1,909	15.9%	1,779	16.4%
Amortization of acquisition-related intangible assets	485	4.0%	429	4.0%
Research and development expenses	364	3.0%	352	3.2%
Restructuring and other costs (c)	98	0.8%	82	0.8%
Total costs and operating expenses	9,907	82.6%	9,021	83.1%
Operating income	2,087	17.4%	1,834	16.9%
Interest income	207		297
Interest expense	(401)		(404)
Other income/(expense) (d)	31		(19)
Income before income taxes	1,924		1,709
Benefit from/(provision for) income taxes (e)	(167)		(92)
Equity in earnings/(losses) of unconsolidated entities	(15)		2
Net income	1,741		1,618
Less: net income/(loss) attributable to noncontrolling interests and redeemable noncontrolling interest (f)	5		2
Net income attributable to Thermo Fisher Scientific Inc.	$1,736	14.5%	$1,617	14.9%

Earnings per share attributable to Thermo Fisher Scientific Inc.:
Basic	$4.68		$4.28
Diluted	$4.68		$4.28
Weighted average shares:
Basic	371		378
Diluted	371		378

Reconciliation of adjusted operating income and adjusted operating margin
GAAP operating income	$2,087	17.4%	$1,834	16.9%
Cost of revenues adjustments (a)	28	0.2%	10	0.1%
Selling, general and administrative expenses adjustments (b)	36	0.3%	20	0.2%
Restructuring and other costs (c)	98	0.8%	82	0.8%
Amortization of acquisition-related intangible assets	485	4.0%	429	4.0%
Adjusted operating income (non-GAAP measure)	$2,735	22.8%	$2,375	21.9%

Reconciliation of adjusted net income
GAAP net income attributable to Thermo Fisher Scientific Inc.	$1,736		$1,617
Cost of revenues adjustments (a)	28		10
Selling, general and administrative expenses adjustments (b)	36		20
Restructuring and other costs (c)	98		82
Amortization of acquisition-related intangible assets	485		429
Other income/expense adjustments (d)	(31)		5
Income taxes adjustments (e)	(127)		(133)
Equity in earnings/losses of unconsolidated entities	15		(2)
Noncontrolling interests adjustments (f)	—		(1)
Adjusted net income (non-GAAP measure)	$2,241		$2,026

Reconciliation of adjusted earnings per share
GAAP diluted EPS attributable to Thermo Fisher Scientific Inc.	$4.68		$4.28
Cost of revenues adjustments (a)	0.07		0.03
Selling, general and administrative expenses adjustments (b)	0.10		0.05
Restructuring and other costs (c)	0.27		0.22
Amortization of acquisition-related intangible assets	1.31		1.14
Other income/expense adjustments (d)	(0.08)		0.01
Income taxes adjustments (e)	(0.34)		(0.35)
Equity in earnings/losses of unconsolidated entities	0.04		(0.01)
Noncontrolling interests adjustments (f)	—		0.00
Adjusted EPS (non-GAAP measure)	$6.03		$5.36

Reconciliation of free cash flow
GAAP net cash provided by operating activities	$2,125		$1,399
Purchases of property, plant and equipment	(450)		(294)
Proceeds from sale of property, plant and equipment	3		1
Free cash flow (non-GAAP measure)	$1,678		$1,105

Business Segment Information	Three months ended
	June 27,	% of	June 28,	% of
(Dollars in millions)	2026	Revenues	2025	Revenues

Revenues
Life Sciences Solutions	$2,815	23.5%	$2,499	23.0%
Analytical Instruments	1,847	15.4%	1,728	15.9%
Specialty Diagnostics	1,205	10.0%	1,134	10.4%
Laboratory Products and Biopharma Services	6,693	55.8%	5,995	55.2%
Eliminations	(565)	-4.7%	(501)	-4.6%
Consolidated revenues	$11,994	100.0%	$10,855	100.0%

Segment income and segment income margin
Life Sciences Solutions	$1,041	37.0%	$919	36.8%
Analytical Instruments	424	23.0%	325	18.8%
Specialty Diagnostics	334	27.7%	306	27.0%
Laboratory Products and Biopharma Services	936	14.0%	825	13.8%
Subtotal reportable segments	2,735	22.8%	2,375	21.9%
Cost of revenues adjustments (a)	(28)	-0.2%	(10)	-0.1%
Selling, general and administrative expenses adjustments (b)	(36)	-0.3%	(20)	-0.2%
Restructuring and other costs (c)	(98)	-0.8%	(82)	-0.8%
Amortization of acquisition-related intangible assets	(485)	-4.0%	(429)	-4.0%
Consolidated GAAP operating income	$2,087	17.4%	$1,834	16.9%
(a) Adjusted results exclude accelerated depreciation on manufacturing assets to be abandoned due to facility consolidations. Adjusted results in 2026 also exclude $6 of transaction-related costs. Adjusted results in 2025 also exclude $5 of charges for the sale of inventory revalued at the date of acquisition.
(b) Adjusted results exclude certain third-party expenses, principally transaction/integration costs, charges/credits for changes in estimates of contingent acquisition consideration, and accelerated depreciation on fixed assets to be abandoned due to facility consolidations.
(c) Adjusted results exclude restructuring and other costs consisting principally of severance, impairments of long-lived assets, net charges/credits for pre-acquisition litigation and other matters, net gains/losses on the sale of real estate, and abandoned facility and other expenses of headcount reductions and real estate consolidations.
(d) Adjusted results exclude net gains/losses on investments. Adjusted results in 2026 and 2025 also exclude $6 of business interruption recoveries and $5 for settlement charges for pension plans, respectively.
(e) Adjusted results exclude incremental tax impacts for the reconciling items between GAAP and adjusted net income, incremental tax impacts as a result of tax rate/law changes and the tax impacts from audit settlements.
(f) Adjusted results in 2025 exclude the incremental impacts for the reconciling items between GAAP and adjusted net income attributable to noncontrolling interests.

Note:
Consolidated depreciation expense is $331 and $256 in 2026 and 2025, respectively.

Organic revenue growth	Three months ended
June 27, 2026
Revenue growth	10%
Acquisitions	5%
Currency translation	1%
Organic revenue growth (non-GAAP measure)	5%

Note:
For more information related to non-GAAP financial measures, refer to the section titled “Supplemental Information Regarding Non-GAAP Financial Measures” of this release.

Condensed Consolidated Statements of Income (unaudited)
	Six months ended
	June 27,	% of	June 28,	% of
(Dollars in millions except per share amounts)	2026	Revenues	2025	Revenues
Revenues	$22,999		$21,219
Costs and operating expenses:
Cost of revenues (a)	13,580	59.0%	12,435	58.6%
Selling, general and administrative expenses (b)	3,707	16.1%	3,500	16.5%
Amortization of acquisition-related intangible assets	915	4.0%	859	4.0%
Research and development expenses	700	3.0%	695	3.3%
Restructuring and other costs (c)	147	0.6%	180	0.9%
Total costs and operating expenses	19,049	82.8%	17,668	83.3%
Operating income	3,950	17.2%	3,551	16.7%
Interest income	440		501
Interest expense	(755)		(707)
Other income/(expense) (d)	22		(16)
Income before income taxes	3,658		3,329
Benefit from/(provision for) income taxes (e)	(238)		(187)
Equity in earnings/(losses) of unconsolidated entities	(23)		(12)
Net income	3,397		3,130
Less: net income/(loss) attributable to noncontrolling interests and redeemable noncontrolling interest (f)	10		6
Net income attributable to Thermo Fisher Scientific Inc.	$3,387	14.7%	$3,124	14.7%

Earnings per share attributable to Thermo Fisher Scientific Inc.:
Basic	$9.11		$8.27
Diluted	$9.10		$8.26
Weighted average shares:
Basic	372		378
Diluted	372		378

Reconciliation of adjusted operating income and adjusted operating margin
GAAP operating income	$3,950	17.2%	$3,551	16.7%
Cost of revenues adjustments (a)	42	0.2%	21	0.1%
Selling, general and administrative expenses adjustments (b)	79	0.3%	34	0.2%
Restructuring and other costs (c)	147	0.6%	180	0.9%
Amortization of acquisition-related intangible assets	915	4.0%	859	4.0%
Adjusted operating income (non-GAAP measure)	$5,133	22.3%	$4,644	21.9%

Reconciliation of adjusted net income
GAAP net income attributable to Thermo Fisher Scientific Inc.	$3,387		$3,124
Cost of revenues adjustments (a)	42		21
Selling, general and administrative expenses adjustments (b)	79		34
Restructuring and other costs (c)	147		180
Amortization of acquisition-related intangible assets	915		859
Other income/expense adjustments (d)	(29)		4
Income taxes adjustments (e)	(296)		(256)
Equity in earnings/losses of unconsolidated entities	23		12
Noncontrolling interests adjustments (f)	—		(1)
Adjusted net income (non-GAAP measure)	$4,269		$3,976

Reconciliation of adjusted earnings per share
GAAP diluted EPS attributable to Thermo Fisher Scientific Inc.	$9.10		$8.26
Cost of revenues adjustments (a)	0.11		0.06
Selling, general and administrative expenses adjustments (b)	0.21		0.09
Restructuring and other costs (c)	0.40		0.48
Amortization of acquisition-related intangible assets	2.46		2.27
Other income/expense adjustments (d)	(0.08)		0.01
Income taxes adjustments (e)	(0.79)		(0.68)
Equity in earnings/losses of unconsolidated entities	0.06		0.03
Noncontrolling interests adjustments (f)	—		0.00
Adjusted EPS (non-GAAP measure)	$11.47		$10.51

Reconciliation of free cash flow
GAAP net cash provided by operating activities	$3,317		$2,122
Purchases of property, plant and equipment	(826)		(656)
Proceeds from sale of property, plant and equipment	13		13
Free cash flow (non-GAAP measure)	$2,503		$1,479

Business Segment Information	Six months ended
	June 27,	% of	June 28,	% of
(Dollars in millions)	2026	Revenues	2025	Revenues

Revenues
Life Sciences Solutions	$5,450	23.7%	$4,840	22.8%
Analytical Instruments	3,563	15.5%	3,446	16.2%
Specialty Diagnostics	2,346	10.2%	2,282	10.8%
Laboratory Products and Biopharma Services	12,729	55.3%	11,635	54.8%
Eliminations	(1,089)	-4.7%	(983)	-4.6%
Consolidated revenues	$22,999	100.0%	$21,219	100.0%

Segment income and segment income margin
Life Sciences Solutions	$1,994	36.6%	$1,753	36.2%
Analytical Instruments	779	21.9%	724	21.0%
Specialty Diagnostics	646	27.6%	610	26.7%
Laboratory Products and Biopharma Services	1,714	13.5%	1,557	13.4%
Subtotal reportable segments	5,133	22.3%	4,644	21.9%
Cost of revenues adjustments (a)	(42)	-0.2%	(21)	-0.1%
Selling, general and administrative expenses adjustments (b)	(79)	-0.3%	(34)	-0.2%
Restructuring and other costs (c)	(147)	-0.6%	(180)	-0.9%
Amortization of acquisition-related intangible assets	(915)	-4.0%	(859)	-4.0%
Consolidated GAAP operating income	$3,950	17.2%	$3,551	16.7%
(a) Adjusted results exclude accelerated depreciation on manufacturing assets to be abandoned due to facility consolidations and charges/(credits) for the sale of inventory revalued at the date of acquisition. Adjusted results in 2026 also exclude $9 of transaction-related costs.
(b) Adjusted results exclude certain third-party expenses, principally transaction/integration costs, charges/credits for changes in estimates of contingent acquisition consideration, and accelerated depreciation on fixed assets to be abandoned due to facility consolidations.
(c) Adjusted results exclude restructuring and other costs consisting principally of severance, impairments of long-lived assets, net charges/credits for pre-acquisition litigation and other matters, net gains/losses on the sale of real estate, and abandoned facility and other expenses of headcount reductions and real estate consolidations.
(d) Adjusted results exclude net gains/losses on investments. Adjusted results in 2026 and 2025 also exclude $6 of business interruption recoveries and $5 for settlement charges for pension plans, respectively.
(e) Adjusted results exclude incremental tax impacts for the reconciling items between GAAP and adjusted net income, incremental tax impacts as a result of tax rate/law changes and the tax impacts from audit settlements.
(f) Adjusted results in 2025 exclude the incremental impacts for the reconciling items between GAAP and adjusted net income attributable to noncontrolling interests.

Note:
Consolidated depreciation expense is $638 and $532 in 2026 and 2025, respectively.

Organic revenue growth	Six months ended
June 27, 2026
Revenue growth	8%
Acquisitions	4%
Currency translation	2%
Organic revenue growth (non-GAAP measure)	3%

Note:
For more information related to non-GAAP financial measures, refer to the section titled “Supplemental Information Regarding Non-GAAP Financial Measures” of this release.

Condensed Consolidated Balance Sheets (unaudited)

	June 27,	December 31,
(In millions)	2026	2025

Assets
Current assets:
Cash and cash equivalents	$4,064	$9,852
Short-term investments	—	253
Accounts receivable, net	9,451	8,900
Inventories	5,627	5,425
Other current assets	4,224	4,278
Total current assets	23,365	28,707
Property, plant and equipment, net	10,755	10,565
Acquisition-related intangible assets, net	18,606	15,838
Other assets	5,616	5,871
Goodwill	54,832	49,362
Total assets	$113,174	$110,343

Liabilities, redeemable noncontrolling interest and equity
Current liabilities:
Short-term obligations and current maturities of long-term obligations	$3,368	$3,533
Other current liabilities	11,701	11,656
Total current liabilities	15,069	15,189
Other long-term liabilities	6,116	5,766
Long-term obligations	39,181	35,852
Redeemable noncontrolling interest	121	122
Total equity	52,686	53,415
Total liabilities, redeemable noncontrolling interest and equity	$113,174	$110,343

Condensed Consolidated Statements of Cash Flows (unaudited)

	Six months ended
	June 27,	June 28,
(In millions)	2026	2025

Operating activities
Net income	$3,397	$3,130
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,552	1,391
Change in deferred income taxes	(466)	(601)
Other net non-cash expenses	370	354
Changes in assets and liabilities, excluding the effects of acquisitions	(1,537)	(2,151)
Net cash provided by operating activities	3,317	2,122
Investing activities
Purchases of property, plant and equipment	(826)	(656)
Proceeds from sale of property, plant and equipment	13	13
Proceeds from cross-currency interest rate swap interest settlements	187	134
Acquisitions, net of cash acquired	(8,872)	—
Purchases of investments	(35)	(311)
Proceeds from sales and maturities of investments	253	6
Net proceeds from terminations of cross-currency interest rate swaps	481	—
Other investing activities, net	1	—
Net cash used in investing activities	(8,797)	(815)
Financing activities
Net proceeds from issuance of debt	5,238	2,840
Repayment of debt	(1,412)	(1,625)
Proceeds from issuance of commercial paper	389	—
Repayment of commercial paper	(389)	—
Purchases of company common stock	(4,000)	(2,000)
Dividends paid	(337)	(311)
Other financing activities, net	33	3
Net cash used in financing activities	(478)	(1,093)
Exchange rate effect on cash	176	348
Increase/(decrease) in cash, cash equivalents and restricted cash	(5,782)	563
Cash, cash equivalents and restricted cash at beginning of period	9,879	4,040
Cash, cash equivalents and restricted cash at end of period	$4,096	$4,603

Free cash flow (non-GAAP measure)	$2,503	$1,479

Note:
For more information related to non-GAAP financial measures, refer to the section titled “Supplemental Information Regarding Non-GAAP Financial Measures” of this release.

Supplemental Information Regarding Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures such as organic revenue growth, which is reported revenue growth, excluding the impacts of acquisitions/divestitures and the effects of currency translation. We report these measures because Thermo Fisher management believes that in order to understand the company’s short-term and long-term financial trends, investors may wish to consider the impact of acquisitions/divestitures, and/or foreign currency translation on revenues. Thermo Fisher management uses these measures to forecast and evaluate the operational performance of the company as well as to compare revenues of current periods to prior periods.

We report adjusted operating income, adjusted operating margin, adjusted net income, and adjusted EPS. We believe that the use of these non-GAAP financial measures, in addition to GAAP financial measures, helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the company’s core operating performance, especially when comparing such results to previous periods, forecasts, and to the performance of our competitors. Such measures are also used by management in their financial and operating decision-making and for compensation purposes. To calculate these measures we exclude, as applicable:

•Certain transaction-related costs, including charges for the sale of inventories revalued at the date of acquisition, significant transaction-related third-party costs, changes in estimates of contingent acquisition-related consideration, and other costs associated with obtaining short-term financing commitments for pending/recent acquisitions. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•Costs/income associated with restructuring activities and large-scale abandonments of product lines, such as reducing overhead and consolidating facilities. We exclude these costs because we believe that the costs related to restructuring activities are not indicative of our normal operating costs.

•Equity in earnings/losses of unconsolidated entities; impairments of long-lived assets; and certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability, including gains/losses on investments, the sale of businesses, product lines, and real estate, significant litigation-related matters, curtailments/settlements of pension plans, and the early retirement of debt. We exclude these items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

•The expense associated with the amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of up to 20 years. Exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•The noncontrolling interest and tax impacts of the above items and the impact of significant tax audits or events (such as changes in deferred taxes from enacted tax rate/law changes), the latter of which we exclude because they are outside of our normal operations and difficult to forecast accurately for future periods.

We report free cash flow, which is operating cash flow less net capital expenditures, to provide a view of the continuing operations’ ability to generate cash for use in acquisitions and other investing and financing activities. The company also uses this measure as an indication of the strength of the company. Free cash flow is not a measure of cash available for discretionary expenditures since we have certain non-discretionary obligations such as debt service that are not deducted from the measure.

Thermo Fisher Scientific does not provide GAAP financial measures on a forward-looking basis because we are unable to predict with reasonable certainty and without unreasonable effort items such as the timing and amount of future restructuring actions, transaction-related charges as well as gains or losses from sales of real estate and businesses, the early retirement of debt and the outcome of legal proceedings. The timing and amount of these items are uncertain and could be material to Thermo Fisher Scientific’s results computed in accordance with GAAP.

The non-GAAP financial measures of Thermo Fisher Scientific’s results of operations and cash flows included in this press release are not meant to be considered superior to or a substitute for Thermo Fisher Scientific’s results of operations prepared in accordance with GAAP. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the tables above.